DTIR-02-0015
                                                                   TRD-DP-032/02
                                    AGREEMENT


          This Agreement, made and entered into as of March 1, 2002, by and between Penn Octane Corporation, a corporation organized under the laws of the State of Delaware, United States of America, having its principal place of business at 77-530 Enfield Lane, Building "D", Palm Desert California 92211 United States of America ("Seller") and P.M.I. Trading Limited, a corporation organized under the laws of Ireland, having its principal place of business at Mexico City, Mexico ("Buyer") (each of Buyer and Seller, "Party" and collectively, the "Parties").

     WHEREAS, Seller believes that it has certain claims against Buyer arising under or related to contracts for the delivery of Products (as defined herein);

     WHEREAS,  the  Parties are willing to settle the claims (the "Settlement");

     WHEREAS, the terms of the Settlement will be governed by the certain Settlement Agreement (the "Settlement Agreement") between the Parties of even date herewith; and

     WHEREAS, the execution and delivery of this Agreement is part of the Settlement and is a condition concurrent to the effectiveness of the Settlement Agreement;

     NOW, THEREOFRE, in consideration of the representations, warranties, covenants and agreement hereinafter set forth, the Parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01     DEFINITIONS.  For  purposes of this Agreement, the following terms
              -----------
shall  have  the  meaning  indicated  below:

     "Affiliate" shall mean, with respect to any Person, any other Person controlling, controlled by, or under common control with such Person;

     "Agreement" shall mean this Agreement, including all Exhibits attached hereto, as the same may be amended, modified or supplemented from time to time;

     "Alternative Delivery Point" shall mean Seller's terminal located at 902 Chemical Road, Port of Brownsville, 78521 Texas, Untied States of America.;

     "ASTM"  shall  mean  the  American  Society  for  Testing  and  Materials;

                                                                    DTIR-02-0015

     "Banking Day" shall mean any day on which the banks are open for business in the jurisdiction in which payment is to be made;

     "Butane"  shall  comply  with  the  specifications  set  forth  by the GPA;

     "Buyer's Representatives" shall mean Pemex-Gas y Petroquimica Basica's personnel authorized to supervise the operations described in this Agreement at the Delivery Point or at the Alternative Delivery Point;

     "DDU"  shall  mean  Delivered  Duty  Unpaid,  according  to Incoterms 2000;

     "Day" shall mean a twenty-four (24) hour period, starting at zero hours local time in Matamoros on the morning of each calendar day and ending at zero hours local time in Matamoros on the morning of the following calendar day;

     "Delivery Point" shall mean Seller's terminal located at Carr. Sendero Nacional Km. 9, desviacion Carr. La Rosita-Lucio Blanco Km. 3.4, desviacion brecha 22 s/n (a 500 mts.), Ejido La Gloria, C.P. 87560, Matamoros, Tamaulipas, Mexico;

     "Exhibit  A"  contains  the  LPG  Mix  specifications;

     "FCA"  shall  mean  Free  Carrier,  according  to  Incoterms  2000;

     "Gallon(s)" shall mean one (1) U.S. standard gallon to two hundred and thirty one (231) cubic inches at sixty degrees Fahrenheit (60 F);

     "GPA"  shall  mean  the  Gas  Processors  Association;

     "Injection Point" shall mean Seller's terminal location at 902 Chemical Road, Port of Brownsville, Texas, 78521, Untied States of America;

     "LPG Mix" shall mean the mixture meeting the specification parameters set forth in Exhibit A.
                ----------

     "Mexico"  shall  mean  the  United  Mexican  States;

     "MMgal/Month"  shall  mean  millions  of  Gallons  per  Month;

     "Month"  shall  mean  a  calendar  month;

     "Monthly Volume" shall mean the quantity of Product to be delivered at the Delivery Point during any Month in accordance with Article 3.02;


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
                                                                    DTIR-02-0015

     "Person" shall mean an individual, partnership, company, firm, trust, joint venture, unincorporated organization or government or any department or agency thereof;

     "PGPB"  shall  mean  Pemex-Gas  y  Petroquimica  Basica;

     "Products"  shall mean LPG Mix, Butane or Propane, as the context dictates;

     "Propane"  shall  comply  with  the  specifications  set  forth by the GPA;

     "Summer Season" shall mean the periods comprised form (i) April 1, 2002 through September 30, 2002; (ii) from April 1, 2003 through September 30, 2003; and (iii) April 1, 2004 through May 31, 2004;

     "U.S. Dollars" or "U.S.$" shall mean dollars of the United States of America;

     "U.S."  shall  mean  the  United  States  of  America;  and

     "Winter Season" shall mean the periods from (i) March 1, 2002 through March 31, 2002; (ii) October 1, 2002 through March 31, 2003 and/ and (iii) from October 1, 2003 through March 31, 2004.


                                   ARTICLE II

                                  PURPOSE; TERM

     2.01     PURPOSE.  Seller  agrees  to sell, transfer, convey and deliver to
              --------
Buyer and Buyer agrees to purchase and accept receipt of from Seller, LPG Mix in such volumes as specified in, and otherwise in accordance with the terms and conditions of, this Agreement.

     2.02     TERM.  Unless  earlier  terminated  in  accordance  with  this
              -----
Agreement, the term of this Agreement (the "Term") shall commence open March 1, 2002 (the "Effective Date") and end on May 31, 2004.


                                   ARTICLE III

                                     PRODUCT

     3.01     PRODUCT  SPECIFICATIONS.  LPG  Mix  shall,  at all times, meet the
              ------------------------
specification  parameters  set  forth  in  Exhibit  A.
                                           ----------

     3.02     PRODUCT QUANTITY.  The Monthly Volume sold and delivered by Seller
              -----------------
and lifted by Buyer shall be an average of (i) 17 MMgal/Month + 16% at Buyer's option during the Winter Season, and (ii) 17 MMgal/Month +/- 5% at Buyer's

                                                                    DTIR-02-0015

option during the Summer Season, calculated in each of the Applicable Periods (as defined hereunder); it being understood that Buyer may nominate larger or smaller volumes during any particular Month, but the parties intend that in no event shall it be less than the Floor Volumes, defined below, as long as the Minimum Volume (as defined in this Section 3.02) for each Applicable Period is met, provided, however, that, notwithstanding the intent of the Parties and the table appearing at the end of this section 3.02, Seller's exclusive remedy for Buyer's failure to take the Minimum Volume shall be as set forth in Section 3.03 herein. Thus the minimum volume of LPG Mix sold and delivered from Seller and lifted by Buyer (the "Minimum Volume") for each corresponding applicable period set forth below (each, an "Applicable Period") shall be as follows:



                                            MINIMUM VOLUME
     APPLICABLE PERIOD                  (EXPRESSED IN GALLONS)
--------------------------------------  ----------------------

March 1, 2002 through June 30, 2002                 65,450,000
--------------------------------------  ----------------------
July 1, 2002 through December 31, 2002              99,450,000
--------------------------------------  ----------------------
January 1, 2003 through June 30, 2003               99,450,000
--------------------------------------  ----------------------
July 1, 2003 through December 31, 2003              99,450,000
--------------------------------------  ----------------------
January 1, 2004 through May 31, 2004                83,300,000
--------------------------------------  ----------------------



          3.02.1  EARLY  TERMINATION.  If this Agreement is terminated by either
                -------------------
     Party prior to the expiration of the Term in accordance with the terms and conditions of this Agreement, the Applicable Period then in effect shall be deemed to end on the termination date of this Agreement, the Actual Volume shall be calculated through such termination date and the Minimum Volume shall be prorated through the termination date on the basis of 17,000,000 Gallons of LPG Mix per Month during the Winter Season and 16,150,000
     Gallons  of  LPG  Mix  per  Month  during  the  Summer  Season.

     3.03     BUYER'S  SHORTFALL.
              -------------------

          3.03.1     MONTHLY  FLOOR  VOLUME.  Buyer shall not order less than 17
                     -----------------------
MMgal/Month for delivery during the Winter Season, nor less than 15 MMgal/Month for delivery during the Summer Season. Such volumes shall be referred to herein as "Floor Volumes."

          3.03.2     SHORTFALL  OCCURRENCE.  A  shortfall  attributable to Buyer
                     ----------------------
(the "Buyer's Shortfall") shall occur when the volume of LPG Mix actually delivered by Seller and lifted by Buyer during any particular Month at the Delivery Point (or Alternative Delivery Point, if Buyer exercises its option to take delivery at the Delivery Point) (the "Actual Volume") is less than the Floor Volume of such particular Month, provided, however, that a Buyer's Shortfall shall not be deemed to have occurred in the event Buyer fails to take delivery of the Floor Volume during any Month due to Seller's fault or non-compliance with this Agreement, including without limitation, Seller's failure to deliver the nominated quantity, the provision of non-compliant


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
                                                                    DTIR-02-0015

product, or Seller's inability to deliver Product to the Delivery Point, and any such volumes not delivered by Seller shall be deducted from the Shortfall Computation, as defined below.

          3.03.3     SHORTFALL  COMPUTATION.  A  Buyer's  Shortfall shall be the
                     -----------------------
positive difference between the Floor Volume and the Actual Volume, provided, however, that should Buyer fail to take delivery of the Floor Volume during any Month due to Seller's fault or non-compliance with this Agreement, including without limitation, Seller's failure to deliver the nominated quantity, the provision of non-compliant Product, or Seller's inability to deliver Product to the Delivery Point, then the Floor Volume for such Month shall be reduced by the amount of Product not delivered by Seller (the "Buyer's Shortfall Volume").

          3.03.4     SHORTFALL  PAYMENT.  If  a  Buyer's Shortfall occurs, Buyer
                     -------------------
shall pay to Seller as liquidated damages an amount calculated as the difference between the resale price of the LPG Mix and the price payable by Buyer under the terms of this Agreement (the "Buyer's Shortfall Price"), multiplied by the Buyer's Shortfall Volume, provided, however, that it is expressly understood and agreed between the Parties that the Buyer's Shortfall Price shall not exceed $XXXX USD per gallon for any Buyer's Shortfall.

     3.04     PRODUCT  QUALITY  AND QUANTITY INSPECTION.  Buyer and Seller shall
              -----------------------------------------
appoint an independent inspection company mutually agreeable to buyer and Seller (the "Inspector") to determine quality and quantity of the Product at the Delivery Point. The Inspector's findings shall be binding and the Parties in the absence of fraud, bad faith or gross error. Buyer shall pay the gross amount of the Inspector's fees, however Buyer shall deduct the amount of U.S. $XXXX per Month from amounts due to Seller, such amount representing Seller's share of the Inspector's fees.

          3.04.1     PRODUCT QUALITY INSPECTION.  All LPG Mix shall be monitored
                     ---------------------------
to  ensure  compliance  with  the  specification  parameters  in  Exhibit  A.
                                                                  ----------
Determination of quality shall follow the procedures set forth in the latest revision of ASTM procedures (the "Compliance Procedures"). A sample of LPG Mix will be drawn in accordance with the Compliance Procedures (the "Sampling") by the Inspector at the Injection Point for every 50,000 Gallons injected at the Injection Point. A GC analysis (as defined hereunder) shall be performed by the Inspector on the sample in accordance with the ASTM D-2163 method to assess the sample's compliance with the specification parameters in Exhibit A. If the
                                                              ---------
sample analysis is found to be non-compliant, the entire 50,000 Gallons of LPG Mix from with the sample was taken will be deemed non-compliant (the "Non-Compliant LPG Mix"), and the Inspector shall immediately notify both Parties. All Non-Compliant LPG Mix shall be deemed not delivered and Buyer shall not be responsible for payment nor for any Shortfall Payment. Seller shall use its best efforts to dispose of any Non-Compliant LPG Mix promptly upon notification of its non-compliance by the Inspector and shall be responsible for any and all costs and liabilities relating to or arising from the Non-Compliant LPG Mix. The GC shall be calibrated in accordance with the latest ASTM and GPA procedures.

                                                                    DTIR-02-0015

          3.04.2     PRODUCT QUANTITY INSPECTION.  The Inspector shall determine
                     ----------------------------
the  quantity  of  LPG  Mix  for  payment  proposes  as  follows:

     (a) Each empty tank truck shall be weighed on the platform scale at the Delivery Point/Alternative Delivery Point, or an alternative independent platform scale mutually acceptable to the Parties. Once LPG Mix is completely loaded onto the tank trucks, such tank truck will be weighted at the same platform scale upon its departure. The weight obtained by the differential between these two measurements shall be converted into the volume in Gallons corrected at 60 F in accordance with the Compliance Procedures, through the determination of the specific gravity through either a gas chromatograph provided by Seller or by Inspector (the "GC") analysis (ASTM D-2163 and D-2598) or by Pressure Thermo Hydrometer Method (ASTM D-1657). The Inspector shall take samples and shall test each tank truck loaded for the above-mentioned methods. The GC shall be calibrated in accordance with the latest ASTM and GPA procedures.

     (b) Seller's terminal platform scale at the Delivery Point/Alternative Delivery Point will be tested and adjusted for accuracy at lease once every thirty (30) days. Seller will be required to comply with the calibration and certification procedures adopted by Mexican authorities in accordance with Official Standards (NOM-010-SCFI-1994 (1999)). Buyer's Representatives and Inspector may witness the calibration and certification procedures. Seller shall provide Buyer via fax a monthly copy of the above-mentioned certificates. If Seller's terminal platform scale at the Delivery Point/Alternative Delivery Point is used, and/or any claim is received by Buyer from PGPB, Buyer reserves the following rights: To execute evaluation procedures on a random basis sending tank trucks to an independent scale to test the accuracy of such scale and recover damages from Seller for any discrepancy found.

     (c) If Seller's platform scale at the Delivery Point/Alternative Delivery Point is not suitable for the service due to non-compliance with the above-mentioned Official Standards and an independent platform scale is used, the Parties will share equally the costs of weighing the tank trucks before and after loading.

     (d) If Seller at any time replaces the platform scales at its terminal at the Delivery Point/Alternative Delivery Point, such new scales shall be used to weigh tanks trucks receiving LPG Mix at the Delivery Point/Alternative Delivery Point, and shall be operated and maintained in accordance with the above provisions. Seller shall be responsible for all costs and expenses associated with such new scales.

     (e) For customs and inventory-management purposes, LPG Mix pumped through Seller's pipeline from the Injection Point to the Delivery Point shall be measured on a weekly basis every Monday at the Micromotion measurement device installed at the Delivery Point. Readings by such device shall be witnessed by the Inspector, Mexican authorities, PGPB's customs broker, Buyer's Representative and Seller's representative. A reading of the quantity of LPG Mix pumped will be calculated on the basis of the differential between the current reading and the reading taken the previous Monday converted to volume in

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                                                                    DTIR-02-0015

Gallons corrected at 60 F, through the determination of the average of the specific gravity samples taken at the Injection Point on the immediate preceding five (5) Days, through either a GC analysis or by the Pressure Thermo Hydrometer Method (ASTM D-1657). The Inspector will take line samples and will test the batch pumped at the time of the reading.

     3.05     VOLUME  NOMINATION.  Buyer  shall  notify Seller in writing of the
              -------------------
Monthly Volume at least seven (7) Days prior to the beginning of the applicable Month in which the requested deliveries are to commence.

     3.06     SELLER'S  FAILURE  TO  DELIVER  NOMINATED  QUANTITY.  In the event
              ----------------------------------------------------
Seller fails to delivery the quantity of LPG Mix nominated by Buyer in accordance with Article 3.05 of this Agreement ("Seller's Shortfall"), then Buyer shall be entitled to purchase substitute product in an amount equal to the difference between the nominated volume and actual volume delivered by Seller ("Seller's Shortfall Volume"). Seller shall pay to Buyer as liquidated damages an amount calculated as the difference between Buyer's purchase price of the substituted LPG Mix and the price payable by Buyer under the terms of this Agreement, together with any additional costs incurred in connection with the purchase of substitute product (including without limitation, additional transportation and reasonable brokerage fees) (the "Seller's Shortfall Price"), multiplied by Seller's Shortfall Volume, provided, however, that it is expressly understood and agreed between the parties that the Seller's Shortfall Price shall in no event exceed $XXXX USD per Gallon.


                                   ARTICLE IV

                      PRODUCT DELIVERY; TRNASFER OF TITLE;
                         RISK OF LOSS AND CONTAMINATION.


     4.01     PRODUCT  DELIVERED  AT DELIVERY POINT.  LPG Mix shall be delivered
              -------------------------------------
DDU at the scale exit of the Delivery Point. Title of LPG Mix shall pass from Seller to Buyer at the point in the Seller's pipeline where LPG Mix passes into Mexico at the U.S./Mexico border in Matamoros, Tamaulipas, Mexico. The risk of loss and contamination with respect to LPG Mix shall pass from Seller to Buyer at the scale exit of the Delivery Point.

     4.02     PRODUCT  DELIVERED  AT  THE  ALTERNATIVE  DELIVERY  POINT.  If, by
              ---------------------------------------------------------
reason of a programmed maintenance of an event different from Force Majeure at the Delivery Point, Seller is not able to deliver Product at the Delivery Point, Buyer shall have the option of loading Product at the Alternative Delivery Point, in which case Buyer shall so notify to Seller. The LPG Mix shall be then delivered FCA at the scale exit of the Alternative Delivery Point. Title of LPG Mix shall pass from Seller to Buyer as the LPG Mix passes the flange connecting the Seller's Alternative Delivery Point with Buyer's tank trucks. Risk of loss and contamination with respect to LPG Mix shall pass from Seller to Buyer at the scale exit of the Alternative Delivery Point.

                                                                    DTIR-02-0015

For Product delivered at the Alternative Delivery Point, Buyer shall provide tank truck transportation services. Seller shall discount the Service Fee by an amount equal to the transportation costs incurred by the Buyer, such transportation costs to be determined based on the prevailing market conditions at the time that Buyer must arrange for transportation and as mutually agreed by the Parties.

In the event of a Force Majeure condition at the Delivery Point, Buyer shall also have the option of loading Product at the Alternative Delivery Point. The Parties agree that in this event, Seller shall discount from the Product's price (including the Service Fee), as set forth in Article 5.01, an amount equal to the operational costs of the terminal at the Delivery Point plus costs related to the transportation of Product through Seller's pipeline from the Alternative Delivery Point to the Delivery Point. Seller shall inform Buyer of its calculation of the amounts to be discounted, such final discount amount to be mutually agreed between the Parties.

In the event Buyer elects not to exercise its option to take delivery at the Alternative Delivery Point, Seller shall still be obligated to deliver to Buyer the volume nominated by Buyer in accordance with Section 3.05 and shall be liable for any Seller's Shortfall, in accordance with Section 3.06.



                                    ARTICLE V

                        PRICING; INVOICING; PAYMENT TERMS


     5.01     PRICE  OF  LPG  MIX;  SERVICE  FEES.  LPG  Mix  pricing  shall  be
              ------------------------------------
calculated monthly, assuming ninety percent (90%) Propane and ten percent (10%) normal Butane content for such mix, on the basis of the sum of (i) the average price of Propane and normal Butane during the applicable Month as published by OPIS (Oil Price Information Service) for Mt. Belvieu non-TET spot posting and
(ii) a premium (the "Service Fee") of U.S. $XXXX per gallon of LPG Mix for the Term.

     The estimated prices (the "Estimated Prices") to be used for interim invoicing purposes shall be determined in accordance with the foregoing paragraph of this Section 5.01 (including the Service Fee), except that the price of LPG Mix shall be based on the closing posting price of the Mt. Belvieu non-TET for ninety percent (90%) Propane and ten percent (10%) normal Butane as of the fifth Day prior to the delivery Month in which a posting price is published. At the end of every delivery Month, an adjustment shall be made so as to reflect the differences between the Estimated Prices as invoiced and the actual Month-end prices as computed in the foregoing paragraph (the "Month-End True Up").


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                                                                    DTIR-02-0015

     5.02     INVOICING.  Seller  shall invoice and send Buyer every Friday, the
              ---------
total volume loaded during the immediately preceeding week, using the Estimated Prices (the "Estimated Invoices"), as set forth under Article 5.01.

     The Month-End True Up shall be invoiced (the "True up Invoice") at the end of the applicable delivery Month. This True Up Invoice shall include the difference between (i) the volume delivered from Seller to Buyer and the Monthly Volume of LPG Mix in accordance with Section 3.05, and (ii) the realized price as per Section 5.01 and the Estimated Prices. The True Up invoice must contain a deduction of US$XXXX per Month, representing Seller's payment of its shares of Inspector's fees, as provided under Article 3.04.

     All Invoices shall comply with Buyer's treasury policies and shall be sent in original to Buyer's financial contact set forth in the notice provision of this Agreement. Neither faxed nor copied invoices will be acceptable to Buyer.

     5.03     PAYMENT  TERMS.  Payments  shall  be  made  by  Buyer  in net U.S.
              --------------
Dollars without set-off, deduction or counterclaim, and by wire transfer to Seller's designated account, as follows.

          5.03.1     ESTIMATED  INVOICES  PAYMENT.  Payment  of  each  of  the
                     ----------------------------
Estimated Invoices shall be made by Buyer in net U.S. Dollars without set-off, deduction or counterclaim, and by wire transfer to Seller's designated account, ten (10) Days after the date on which such Estimated Invoices are received by Buyer. In case that the payment date falls on a Sunday or holiday, then the payment date will be the next working date. In case that the payment date falls on a Saturday, then the payment date will be the prior working date.

          5.03.2     TRUE UP INVOICE PAYMENT.  Payment of any amount due, either
                     -----------------------
from Buyer to Seller or from Seller to Buyer shall be made in U.S. Dollars with ten (10) Days after receipt of the original invoice. In case that the payment date falls on a Sunday or holiday, then the payment date will be the next working date. In case that the payment date falls on a Saturday, then the payment date will be the prior working date.

          5.03.3     OTHER  PAYMENT.  Except  as  provided  in  Articles 5.03.1,
                     --------------
5.03.2 above, any amount due from one Party to the other shall be paid in U.S. Dollars within ten (10) Days after receipt of the original invoice. In case that the payment date falls on a Sunday or holiday, the payment date will be the next working date. In case that the payment date falls on a Saturday, then the payment date will be the prior working date.

          5.03.4     OFFICE  EXPENSES.  Seller  shall  provide Buyer with a list
                     -----------------
detailing certain expenses which Buyer shall be liable for and which may include telephone, telefax, cleaning and secretarial services, as well as expenses incurred by Buyer's representatives supervising receipt of the LPG Mix deliveries at the Delivery Point. Buyer's Representatives must approve such detailed list. Seller shall invoice buyer at the end of each Month U.S.$XXXX for such expenses, and Buyer shall pay Seller within twelve (12) days after receipt of the original invoice at Buyer's offices. If the payment Day falls on a weekend or U.S. or Mexican holiday, payment shall be made on the following Banking Day. Extraordinary expenses shall be mutually agreed by the Parties.

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                                                                    DTIR-02-0015

          5.03.5     LATE PAYMENT.  If either Party does not make timely payment
                     ------------
of any amount due under this Agreement, then any such late payment shall accrue interest at a rate equal to the Prime Rate announced by Citibank N.A., New York, New York, U.S., pro-rated for the number of days a payment is late. If either Party, for any reason, disputes an amount which is invoiced or claimed to be owed, then such Party shall promptly pay the undisputed amount to the extent that such amount is undisputed. Buyer and Seller shall resolve the disputed amount, and a replacement invoice shall be issued and payment of the replacement invoice shall be made in accordance with Article 5.03. The failure of a Party to object to an invoice within ten (10) Days after receipt of the invoice shall terminate the Party's right to contest the amount stated. If a timely objection is raised and not resolved within thirty (30) Days thereafter, the dispute may then be submitted to the American Arbitration Association through its expedited arbitration procedures.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES


     Seller  hereby  represents  and  warrants  to  Buyer  as  follows:

     6.01     ORGANIZATION  AND  QUALIFICATION.   Seller  is  a corporation duly
              --------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its assets and properties and to carry on its business as currently conducted. Seller is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets and properties or the conduct of it business requires such qualification.

     6.02     CORPORATE  AUTHORIZATION.   Seller  has  full  corporate power and
              ------------------------
authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery, and performance by Seller of this Agreement has been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by it of this Agreement.

     6.03     CONSENTS  AND  APPROVALS.   No  consent,  approval,  waiver  or
              -------------------------
authorization is required to be obtained by Seller from, and no notice or filing is required to be given by Seller or made by Seller with, any federal, state, local or foreign governmental authority or other person in connection with the execution, delivery and performance of this Agreement.

                                                                    DTIR-02-0015

     6.04     NON-CONTRAVENTION.   The  execution,  delivery  and performance by
              -----------------
Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the organizational documents of Seller, (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Seller under, or to a loss of any benefit to which Seller is entitled under, any contract; or (iii) or result in a breach of or constitute a default under any law of any court or governmental authority to which Seller is subject.

     6.05     BINDING  EFFECT.   This  Agreement constitutes a valid and legally
              ----------------
binding obligation of Seller enforceable against Seller in accordance with the terms of this Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

Buyer  hereby  represents  and  warrants  to  Seller  as  follows:

     6A.01     ORGANIZATION  AND  QUALIFICATION.   Buyer  is  a corporation duly
               --------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its assets and properties and to carry on its business as currently conducted. Buyer is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets and properties or the conduct of it business requires such qualification.

     6A.02     CORPORATE  AUTHORIZATION.   Buyer  has  full  corporate power and
               ------------------------
authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement has been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by it of this Agreement.

     6A.03     CONSENTS  AND  APPROVALS.   No  consent,  approval,  waiver  or
               -------------------------
authorization is required to be obtained by Buyer from, and no notice or filing is required to be given by Buyer or made by Buyer with, any federal, state, local or foreign governmental authority or other person in connection with the execution, delivery and performance of this Agreement.

     6A.04     NON-CONTRAVENTION.   The  execution,  delivery and performance by
               -----------------
Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the organizational documents of Buyer, (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Buyer under, or to a loss of any benefit to which Buyer is entitled under, any contract; or (iii) or result in a breach of or constitute a default under any law of any court or governmental authority to which Buyer is subject.

                                                                    DTIR-02-0015

     6A.05     BINDING  EFFECT.   This Agreement constitutes a valid and legally
               ----------------
binding obligation of Buyer enforceable against Buyer in accordance with the terms of this Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.



                                   ARTICLE VII

               TERMINAL-RELATED PROVISIONS; REGULARTORY COMPLIANCE


     7.01     TERMINAL  SAFETY.     Buyer  will  comply,  and will cause Buyer's
              -----------------
Representatives entering into the Delivery Point (or the Alternative Delivery Point, if such is the case) to comply, with all applicable terminal safety and health regulations. Seller will execute on its name, pay for, and furnish to Buyer prior to accepting any LPG Mix at the Delivery Point (or the Alternative Delivery Point, if such is the case), all information (including applicable material safety data sheets), documents, labels, placards, container, and other materials which may be required to be furnished by Buyer by statutes, ordinances, rules or regulations of any public authority relating to the describing, packaging, receiving, storing, handling, or shipping of LPG Mix at or from the Delivery Point (or the Alternative Delivery Point, if such is the case). Seller shall provide such information at the execution of this Agreement.

     7.02     LOADING.  Seller  will  provide  loading  services at the Delivery
              -------
Point (or the alternative Delivery Point, if such is the case) seven (7) Days a week, twenty-four (24) hours per Day. If the Parties determine that it is not necessary to have personnel 24 ours a Day based upon operational experience developed on site, hours of service shall be subject to availability of Buyer's Representatives to dispatch LPG Mix from the Delivery Point (or the Alternative Delivery Point, if such is the case).

          Seller will provide Buyer, in addition to the Inspector's report, with a daily activity report specifying the quantity (weight and volume) and quality of LPG Mix delivered to Buyer at the Delivery Point (or the Alternative Delivery Point, if such is the case).

     7.03     SPILL/ENVIRONMENTAL  POLLUTION.  If  any  Propane and/or Butane or
              ------------------------------
LPG Mix spill or other environmental polluting discharge occurs in connection with or relating to any LPG Mix prior to delivery of such LPG Mix, all containment and clean-up operations (including those required by any governmental authority), shall be at Seller's expense.

     If such spill or environmental polluting discharge occurs after delivery at the Delivery Point (or the Alternative Delivery Point, is such is the case). Buyer authorizes Seller to commence containment or clean-up operations as deemed appropriate or necessary by Seller or as may be required by any governmental

                                                                    DTIR-02-0015

authority. Seller will notify Buyer immediately of such operations. Seller shall have the right to direct all containment and clean-up operations.

     All costs of containment and clean-up for any spill or environmental pollution will be borne by the Party responsible for such spill or environmental pollution, and such Party shall indemnify and hold harmless the other Party from any and all expenses, claims, liabilities, damages, penalties, fines and other costs (including, without limitation, attorney's fees) resulting from or related to such incident.


                                  ARTICLE VIII

                             CHANGE OF CIRCUMSTANCES
                             -----------------------

     A significant increase in PGPB's gas plant production of Propane, Butane, and/or LPG Mix in the Northeast region of Mexico and a prompt utilization of such output shall constitute a Change of Circumstance under this Agreement. The Party affected by such Change of Circumstance shall have thirty (30) Days from the occurrence of the Change of Circumstance event to notify the other Party, and upon such notification, the Parties shall renegotiate in good faith the affected terms of this Agreement. If, after such thirty (30) Day period, the Parties cannot come to a mutually acceptable resolution, then either Party may terminate the Agreement with sixty (60) Days' prior written notice to the other Party with no further liability to the other Party under this Agreement.

     In the event of the deregulation of the Mexican LPG market and Seller's sale, either directly or indirectly through any Affiliate or, in the case of third parties, through any third party that Seller knows or has reason to know will engage in the sale, or Propane, Butane and/or LPG Mix for distribution in Mexico, then Seller shall provide written notice to Buyer, specifying the amount of Propane, Butane and/or LPG Mix that Seller is selling (either directly or indirectly), at least twelve (12) Days prior to the beginning of the delivery Month under this Agreement. Buyer shall then have the option of reducing the Monthly Volume it is required to purchase for the delivery Month by the amount of Propane, Butane and/or LPG Mix that Seller is selling, and any Buyer's Shortfall Computation shall be reduced by the amount of Product so sold by Seller, either directly or indirectly by Seller in Mexico.

     The deregulation of the Mexican LPG Market shall constitute a Change of Circumstance under this Agreement. Anytime during the term hereof Seller shall have the right upon the occurrence of the Change of Circumstance or thereafter to notify Buyer of its desire to renegotiate the affected terms of the Agreement. Upon such notification, the Parties shall renegotiate in good faith the affected terms of this Agreement. If, after thirty (30) Days, the Parties cannot come to a mutually acceptable resolution, then Seller may terminate the Agreement with sixty (60) Days' prior written notice to Buyer. Upon such notification and the passage of sixty (60) Days this Agreement will terminate except that any and all sums due to either Party hereunder shall be paid promptly.

                                                                    DTIR-02-0015

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------


     9.01     NOTICES.  All notices or  other  communications hereunder shall be
              --------
deemed to have been duly given and made if in writing and if served by personal delivery upon the Party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by telecopier; provided that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

     BUYER:          P.M.I  TRADING  LIMITED
     ADDRESS:        Av.  Marina  Nacional  No.  329
                     Torre  Ejecutiva,  Piso  20
                     Col.  Huasteca
                     11311  Mexico  D.F.

     Commercial  Contact

     Name:           Rodrigo  Aranda/Adalberto  Santin
     Telephone:      (52-55)  5227-0124/0158  /  (713)  567-0124/0158
     Telex  No.:     1773671
     Fax  No.:       (52-55)  5227-0134  /  (713)  567  0134

     Operations  Contact

     Name:           Victor  Gomez/Manuel  Villarino/Ivan  Arizaga
     Telephone No.:  (52-55)  5227-0114/0142/0157
                     (713)  567-0114/0142/0157
     Telex  No.:     1773671/1773509
     Fax  No.:       (52-55)  5227-0111  /  (713)  567-0111

     Financial  Contact

     Name:           Juan  Carlos  Caballero/Francisco  Cervantes
     Telephone  No.: (52-55)  5227-0074/0077  /  (713)  567-0074/0077
     Telex  No.:     1773671-1773509
     Fax  No.:       (52-55)  5227-0072  /  (713)  567-0072

     WITH A COPY TO: Marisa  Marinelli,  Esq.
                     Holland  &  Knight  LLP

                                                                    DTIR-02-0015

                     195  Broadway
                     New  York,  NY  10007
                     Fax:  (212)-385-9010

     SELLER:         PENN  OCTANE  CORPORATION
     ADDRESS         77-530  Enfield  Lane
                     Building  D
                     Palm  Desert,  CA  92211

     Commercial  Contact

     Name:           J.R.  Richter
     Telephone  No.: (760)  772-9080
     Fax  No.:       (760)  772-8588

     Name:           Jorge  R.  Bracamontes
     Telephone  No.: (52-55)  5281-7633/5281-7634
     Fax  No.:       (52-55)  5281-7650

     Name:           Vicente  Soriano
     Telephone  No.: (52-55)  5281-7635
     Fax  No.:       (52-55)  5281-7650

     Name:           Charlie  Handly
     Telephone  No.: (281)  999-2624
     Fax  No.:       (281)  999-8021

     Name:           Jerry  Lockett
     Telephone  No.: (281)  999-1123
     Fax  No.:       (281)  999-8021

     Operational  Contact

     Name:           Joe  Martinez
     Telephone  No.: (956)  831-9442
                     902  Chemical  Road
                     Port  of  Brownsville
                     Brownsville,  TX  78521

     Name:           Pedro  Prado
     Telephone  No.: (956)  793-0235
                     Carretera  La  Rosita  -  Lucio  Blanco  KM  3.4
                     La  Gloria,  Tamaulipas

     Financial  Contact

                                                                    DTIR-02-0015

     Name:           Ian  Bothwell
     Telephone  No.: (562)  929-1984
     Fax  No.:       (562)  929-1921

     WITH A COPY TO: FREDRIC  N.  RICHMAN,  ESQ.
                     Richman, Mann, Chizever, Phillips, & Duboff 9601 Wilshire Boulevard
                     Beverly  Hills,  CA  90210
                     Fax  (310)  274-2631

     9.02     AMENDMENT; WAIVER,  Any provision of this Agreement may be amended
              ------------------
or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller, or in the case of a waiver, by the Party against whom the waiver is to be effective. In the event of any such attempted assignment or delegation by any Party without the consent of the other Party, such Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate the Agreement effective immediately upon notice to the other Party. Notwithstanding the foregoing, Buyer may freely assign the Agreement to any affiliate thereof and Seller will have the right to assign this Agreement if substantially all of its assets are sold or in the event of a merger with another entity in which it is not the surviving entity, provided that Seller receives the prior written consent from Buyer, which consent shall not be unreasonably withheld.

     No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof of the exercise of any other right, power or privilege. The rights and remedies here provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     9.03     ASSIGNMENT.  No  Party  to  this  Agreement  may assign any of its
              -----------
rights or obligations under this agreement without the prior written consent of the other Party hereto.

     9.04     ENTIRE AGREEMENT.  This Agreement. (including all Exhibits hereto)
              -----------------
contains the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for the Settlement Agreement which will remain in full force and effect for the term specified therein.

     9.05     FULFILLMENT  OF  OBLIGATIONS.  Any  obligation of any Party to any
              -----------------------------
other Party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such Party, shall be deemed to have been performed satisfied or fulfilled by such Party.

     9.06     PARTIES IN INTEREST.  This Agreement shall inure to the benefit of
              --------------------
and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended

                                                                    DTIR-02-0015

to confer upon any Person other than Buyer, Seller or their respective successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     9.07     DISCLOSURE.  Notwithstanding anything herein to the contrary, each
              -----------
of the Parties hereby agree with the other Party or Parties hereto that, except as may be required to comply with the requirements of any applicable Laws and the rules and regulations of any stock exchange upon which the securities of one of the Parties is listed, not press release or announcement or communication of any kind shall ever, whether prior to or subsequent to the execution of this Agreement, be made or caused to be made concerning the execution, performance or terms of this Agreement unless specifically approved in advance by all Parties hereto.

     9.08     EXPENSES.  Except  as  otherwise  expressly  provided  in  this
              --------
Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such expenses.

     9.09     GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              --------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPALS.

     9.10     ARBITRATION.  Any  and  all  disputes,  claims  or  controversies
              ------------
arising under or relating to this Agreement shall be settled by arbitration administered by the American Arbitration Association under its International Arbitration Rules. The place of the arbitration shall be New York City, New York, U.S. The Parties agree that the number of arbitrators shall be three. Each Party shall nominate a neutral and independent arbitrator, and the two arbitrators so appointed shall appoint the third neutral and independent arbitrator, who shall act as the Chairperson. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a statement regarding the reasons for the disposition of any claim. A judgment of the court having jurisdiction may be entered on the award. Except as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

     9.11     COUNTERPARTS.  This  Agreement  may  be  executed  in  one or more
              -------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

     9.12     HEADINGS.  The heading references herein and the table of contents
              ---------
hereto are for convenience purposes only, do not constitute a part of this Agreement and shall be deemed to limit or affect any of the provisions hereof.

                                                                    DTIR-02-0015

     9.13     SEVERABILITY.  The  provisions  of  this Agreement shall be deemed
              -------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     9.14     THIRD  PARTY  BENEFICIARIES.  Nothing in the Agreement is intended
              ----------------------------
or shall be construed to confer upon or give to any Person or entity any rights as a third party beneficiary of the Agreement or any part thereof.

     9.15     TAXES.  Each  Party  shall  be  responsible  for paying any taxes,
              ------
duties, fees or whichever other similar to which they are obliged to paid in accordance with the applicable law.

     9.16     OTHER TERMS AND CONDITIONS.  Except as would conflict or except as
              ---------------------------
otherwise provided in this Agreement, Incoterms 2000 for DDU shall apply. In no event shall the United Nations Convention for the International Sales of Goods apply to this Agreement.

     9.17     FORCE  MAJEURE.  Neither  Party  shall  be  liable  for demurrage,
              ---------------
losses, damages, claims or demands of any nature arising out of delays or defaults in performance under the Agreement due to any unforeseeable impediment beyond the reasonable control of the Parties ("Force Majeure"), which shall include, but not be limited to: acts of god or public enemy; floods or fire; hostilities or war (whether declared or undeclared); blockades; labor disturbances, strikes, riots, insurrections or civil commotion; quarantine restrictions or epidemics; electrical shortages or blackouts; earthquakes; tides, storms or bad weather; accidents; breakdown or injury to Buyer's (or Seller's) facilities; or laws decrees, regulations, orders or other directives or actions of either general or particular application of the government of Mexico or the U. S. or any agency thereof or of a person or authority purporting to act therefore, or request of any such person or authority. Any Party claiming Force Majeure shall promptly notify the other of the occurrence of the event of Force Majeure relied upon and shall estimate the length of time that the Force Majeure condition is expected to continue. Such Party shall also promptly notify the other Party of the cessation of the Force Majeure condition. Nothing in this Article shall relieve Buyer of its obligation to pay in full for product sold and effectively delivered and to pay all other amounts due to Seller under the Agreement.

     The occurrence of any event of Force Majeure shall not operate to extend the period of this Agreement. Should be such event curtail or suspend the performance of either Party hereunder for a period in excess of thirty (30)

                                                                    DTIR-02-0015

Days, either Party shall have the right to terminate this Agreement upon notice to the other Party.

     If, as a result of Force Majeure, Seller at any time does not have available a sufficient amount of LPG Mix to be sold to Buyer, Seller shall be obligated to equally prorate the available amount it holds for export among its customers, including Buyer, or shall make reasonable commercial efforts to purchase LPG Mix from any third party to sell to Buyer.

     9.18     CONFIDENTIALITY  The  Parties  agree  to  keep  all  terms  and
              ---------------
conditions of this Agreement private and confidential except to the extent that disclosure is required under any rule or regulation to which the Party shall be subject.

     9.19     LIMITATION  OF  LIABILITY.  Neither  Party  shall  be  liable  for
              --------------------------
special,  indirect,  incidental  or  consequential  damages.


                                    ARTICLE X

                                   TERMINATION

     10.01     TERMINATION  BY  NOTICE.  Notwithstanding  any other provision of
               ------------------------
this Agreement, either Party may terminate this Agreement at any time and for any reason whatsoever, upon ninety (90) Days' prior written notice to the other Party, such notice to be delivered at any time on or after March 2, 2003, such that this Agreement shall terminate on or after May 31, 2003.

     10.02     TERMINATION  FOR VARIOUS EVENTS.  Notwithstanding anything herein
               --------------------------------
to the contrary, either Party may (in addition to any other rights or remedies provided to the other Party under this Agreement) terminate this Agreement, effective immediately upon notice to the other Party, if any of the following events occurs, and no alternative payment arrangement has been made to secure payment to the terminating Party:

     (a) The other Party (or any guarantor to her other Party's obligations hereunder) institutes proceeding to be adjudged bankrupt or insolvent, seeks or suffers reorganization under court order, seeks the benefit of any law for the relief of debtors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally when become due, or performs any other generally recognized act of insolvency or bankruptcy, or there shall be declared a moratorium on the payment of the other Party's (or such guarantor's) debts;

     (b) There is entered any decree or order by a court adjudging the other Party (or any guarantor of any of the other Party's obligations hereunder) bankrupt or insolent, approving a petition for reorganization, approving a petition seeking the benefit of any law for the relief of debtors, appointing a receiver,

                                                                    DTIR-02-0015

          or decreeing or ordering the winding-up or liquidation of the other Party's (or such guarantor's) affairs;

     (c) Any law, rule, regulation or decree of any competent authority restricts the ability of the other Party (or any guarantor of any of the other Party's obligations hereunder) to obtain U.S. dollars for payments to be made under the Agreement (or any guaranty); and

     (d) Any material representation or material warranty made by the other Party (or any guarantor of any of the other Party's obligations hereunder) hereunder or otherwise proves to be false or incorrect in any material respect.



                      [THIS SPACE LEFT INTENTIONALLY BLANK]

                                                                    DTIR-02-0015

     IN WITNESS WHEREOF, the Parties, by their respective duly authorized representatives have executed this Agreement effective as of the day first above written.

          "SELLER"                                   "BUYER"

  PENN  OCTANE  CORPORATION                  P.M.I.  TRADING  LIMITED

BY:     /s/  J.  B.  Richter                 BY:     /s/  Rodrigo  Aranda
        --------------------                         --------------------

NAME:   J.  B.  Richter                      NAME:   Rodrigo  Aranda
        ---------------                              ---------------

TITLE:  President                            TITLE:  Signatory
        ---------                                    ---------

DATE:   4/11/02                              DATE:   April  11,  2002
        -------                                      ----------------



Schedule  of  Exhibits:
Exhibit  A   LPG  Mix  specifications

                                                                    DTIR-02-0015

                         Exhibit "A"
                         -----------

TEST/COMPONENT    SPECIFICATION  UNITS        METHOD
----------------  -------------  -----  -------------------

PROPANE                  90 MIN  % VOL  GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
BUTANE                   10 MAX  % VOL  GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
ETHANE                    2 MAX  % VOL  GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
BUTYLENE                  1 MAX  % VOL  GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
PROPYLENE                 2 MAX  % VOL  GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
PENTANES &                2 MAX  % VOL  GC (ASTM D-2163-91)
HEAVIES                                 (1996)
----------------  -------------  -----  -------------------
VAPOR PRESSURE          200 MAX  PSIG   ASTM D-1267-95
AT 100 F DEG.                                    (2001) OR
                                        GC (ASTM D-2163-91)
                                        (1996)
----------------  -------------  -----  -------------------
SPECIFIC GRAVITY              -      -  ASTM D-1657 (1998)
                                        OR
                                        GC (ASTM D-2163-91)
                                        (1996)
                                        ASTM D-2598-96
                                        (2001)
----------------  -------------  -----  -------------------
CORROSION                     1         ASTM D-1838-91
COPPER STRIP AT                         (2001)
100 F DEG.
----------------  -------------  -----  -------------------
OTHER             NONE
DELETERIOUS
SUBSTANCES
----------------  -------------  -----  -------------------

     Notes:    GC:  Gas  chromatograph
               ASTM:  American  Society  for  Testing  and  Materials
               Propane  content:  propane  +  ethane  +  propylene
               Butane content: normal-butane + butylenes + pentane and heavies Determination of quality shall follow the latest revision of ASTM procedures

                                                                   TRD-DP-037/02


                                    AMENDMENT


          THIS AMENDMENT NO. 1 TO THE AGREEMENT (the "Amendment"), dated as of April 11, 2002, is by and between PENN OCTANE CORPORATION, a corporation organized under the laws of the State of Delaware, United States of America, having its principal place of business at 77-530 Enfield Lane, Building "D", Palm Desert, California 92211, United States of America ("Seller") and P.M.I. TRADING LIMITED, a corporation organized under the laws of Ireland, having its principal place of business at Mexico City, Mexico ("Buyer") (each of Buyer and Seller, "Party" and collectively, the "Parties").

     WHEREAS, Seller and Buyer are parties to that certain Agreement, dated as of March 1, 2002, with respect to the sale and delivery of LPG Mix by Seller to Buyer, on the terms and conditions specified therein (the "Agreement");

     WHEREAS, the Parties desire to amend the Agreement upon the terms and subject to the conditions provided herein;

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

     1.     Amendment.     Seller and Buyer agree that, effective as of the date
            ---------
hereof,  the  Agreement  is  hereby  amended  as  follows:

          a.     Amendment  to  Product Quantity Inspection.  Article 3.04.2 (e)
                 -------------------------------------------
is  hereby  amended  and  restated  in  its  entirety  as  follows:

     (e) For customs and inventory-management purposes, LPG Mix pumped through Seller's pipeline from the Injection Point to the Delivery Point shall be measured on a daily basis at the Micromotion measurement device installed at the Delivery Point. Readings by such device shall be registered by the Inspector, Mexican authorities, PGPB's customs broker, Buyer's Representative and Seller's representative. A reading of the quantity of LPG Mix pumped will be calculated on the basis of the differential between the reading taken at 00:00 hrs. and the reading taken the previous Day at 00:00 hrs., converted to volume in Gallons corrected at 60 F, through the determination of the average of the specific gravity of samples taken from the loaded tanks, through either a GC analysis or by the Pressure Thermo Hydrometer Method (ASTM D-1657).

     Additionally, for verification and customs purposes, LPG Mix pumped through Seller's pipeline from the Injection Point to the Delivery Point shall be measured on a weekly basis every Monday at the Micromotion measurement device installed at the Delivery Point. Readings by such device will be witnessed by the Inspector, Mexican authorities, PGPB's customs broker,

                                                                   TRD-DP-037/02

     Buyer's Representative and Seller's representative. A reading of the quantity of LPG Mix pumped will be calculated on the basis of the differential between the current reading and the reading taken the previous Monday at the same time converted to volume in Gallons corrected at 60 F, through the determination of the average of the specific gravity of samples taken at the Injection Point on the immediate preceding five (5) Days, through either a GC analysis or by the Pressure Thermo Hydrometer Method (ASTM D-1657). The Inspector will take line samples and will test the batch pumped at the time of the readings

          b.  Amendment to  Terminal-Related  Provision:  Regulatory Compliance.
              ------------------------------------------------------------------
Article  VII  is hereby amended by adding the following as Article 7.04 thereof:

     7.04  TERMINAL REGULATORY COMPLIANCE. Seller warrants that the terminals at
           ------------------------------
     the Delivery Point and the Alternative Delivery Point, respectively, comply, and conveants that such terminals will comply at all times during the term of the Agreement, with all local, state and federal laws, rules or regulations applicable to terminals, including without limitation, all such laws, rules or regulations concerning permits and insurance required for owning, leasing, using, or operating a terminal at the Delivery Point or Alternative Delivery Point.

          c.  Amendment  to  Change  of  Circumstances.  Article  VIII is hereby
              ----------------------------------------
amended  and  restated  in  its  entirety  as  follows:

     A significant increase in PGPB's gas plant production of Propane, Butane, and/or LPG Mix in the Northeast region of Mexico and a prompt utilization of such output shall constitute a Change of Circumstance under this Agreement. The Party affected by such Change of Circumstance shall have thirty (30) Days from the occurrence of the Change of Circumstance event to notify the other Party, and upon such notification, the Parties shall renegotiate in good faith the affected terms of this Agreement. If, after such thirty (30) Day period, the Parties cannot come to a mutually acceptable resolution, then either Party may terminate the Agreement with sixty (60) Days' prior written notice to the other Party with no further liability to the other Party under is Agreement.

     In the event of the deregulation of the Mexican LPG market and Seller's sale, either directly or indirectly through any Affiliate or, in the case of third parties, through any third party that Seller knows or has reason to know will engage in the sale, of Propane, Butane and/or LPG Mix for distribution in Mexico, then Seller shall provide written notice to Buyer, specifying the amount of Propane, Butane and/or LPG Mix that Seller is selling (either directly or indirectly), at least twelve (12) Days prior to the beginning of the delivery Month under this Agreement. Buyer shall then have the option of reducing the Monthly Volume it is required to purchase for that delivery Month by the amount of Propane, Butane and/or LPG Mix that Seller is selling, and any Buyer's Shortfall Computation shall be reduced by the amount of Product so sold by Seller, either directly or indirectly by Seller in Mexico. Buyer shall also have the option of

                                                                   TRD-DP-037/02

     reducing the Monthly Volume it is required to purchase for any delivery Month by the amount of Propane, Butane and/or LPG Mix that Buyer learns, by and other means, that seller is selling, either directly or indirectly through any Affiliate or, in the case of third parties, through any third party that Seller knows or has reason to know will engage in the sale of Propane, Butane and/or LPG Mix for distribution in Mexico, and any Buyer's Shortfall Computation shall be reduced by the amount of Product so sold by Seller, either directly or indirectly, in Mexico.

     The deregulation of the Mexican LPG market shall constitute a Change of Circumstance under this Agreement. Anytime during the term hereof Seller shall have the right upon the occurrence of the Change of Circumstance or thereafter to notify Buyer of its desire to renegotiate of affected terms of the Agreement. Upon such notification, the Parties shall renegotiate in good faith the affected terms of this Agreement. If, after thirty (30) Days, the Parties cannot come to a mutually acceptable resolution, then Seller may terminate the Agreement with sixty (60) Days' prior written notice to Buyer. Upon such notification and the passage of sixty (60) Days this Agreement will terminate except that any and all sums due to either Party hereunder shall be paid promptly.

          d.  Amendment  to  Sepcficiations.  Exhibit  "A" is hereby amended and
              -----------------------------   ------------
restated  in  its  entirety  as  follows:

------------------------------------  -------------  -----  ----------------------
TEST/COMPONENT                        SPECIFICATION  UNITS  METHOD
------------------------------------  -------------  -----  ----------------------
PROPANE                                      90 MIN  % VOL  GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
BUTANE                                       10 MAX  % VOL  GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
ETHANE                                        2 MAX  % VOL  GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
BUTYLENE                                      1 MAX  % VOL  GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
PROPYLENE                                     2 MAX  % VOL  GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
PENTANES &                                    2 MAX  % VOL  GC (ASTM D-2163-91)
HEAVIES                                                     (1996)
------------------------------------  -------------  -----  ----------------------
VAPOR PRESSURE AT                           200 MAX  PSIG   ASTM D-1267-95 (2001)
100 F DEG.                                                  OR
                                                            GC (ASTM D-2163-91)
                                                            (1996)
------------------------------------  -------------  -----  ----------------------
SPECIFIC GRAVITY                                  -      -  ASTM D-1657 (1998) OR
                                                            GC (ASTM D-2163-91)
                                                            (1996)
                                                            ASTM D-2598-96 (2001)
------------------------------------  -------------  -----  ----------------------
CORROSION COPPER STRIP AT 100 F DEG.              1         ASTM D-1838-91 (2001)
------------------------------------  -------------  -----  ----------------------


                                   Page 3 of 5

                                                                   TRD-DP-037/02

------------------------------------  -------------  -----  ----------------------
OTHER DELETERIOUS
SUBSTANCES                            NONE
------------------------------------  -------------  -----  ----------------------
ODORIZATION                           LPG MIX SHALL      -                      -
                                      BE ODORIZED
                                      (STENCHED) AS
                                      PER OFFICIAL
                                      U.S. AND
                                      MEXICAN
                                      REGULATIONS
------------------------------------  -------------  -----  ----------------------

     Notes:    GC:  Gas  chromatograph
               ASTM:  American  Society  for  Testing  and  Materials
               Propane  content:  propane  +  ethane  +  propylene
               Butane content: normal-butane + butylenes + pentane and heavies Determination of quality shall follow the latest revision of ASTM procedures

     2.     Miscellaneous.
            --------------

     a.     Entire  Agreement.  This Amendment embodies the entire agreement and
            ------------------
understanding between the Parties hereto and supercedes all prior agreements and understanding relating to the subject matter hereof.

     b.     Status of Agreement  This Amendment shall be construed in connection
            -------------------
with, and as part of, the Agreement, and all other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

     c.     Counterparts.  This  Amendment  may  be  executed  in  any number of
            -------------
counterparts, all of which taken together shall constitute one and the same agreement, and either of the parties hereto may enter into this Amendment by executing such a counterpart.

     d.     Governing Law.  This Amendment shall be governed by and construed in
            -------------
accordance with the laws of the State of New York, without regards to its conflicts of law principals.


                      [This space intentionally left blank]

                                                                   TRD-DP-037/02

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


     "SELLER"                                    "BUYER"

PENN  OCTANE  CORPORATION                P.M.I.  TRADING  LIMITED


By:    /s/  Jorge  Bracamontes           By:    /s/  Rodrigo  Aranda


Name:  Jorge  Bracamontes                Name:  Rodrigo  Aranda


Title: Executive  Vice-President         Title: Signatory


Date:  22-/April/-2002                   Date:  April  22,  2002